CLOSING STATEMENT

This Closing Statement agreed to and executed this 9th day of April, 2010, by and between JBM Energy Company, LLC, a Delaware limited liability company ("JBM"). Russell B. Pace, Jr. ("Pace"), Teen Glow Makeup, Inc. (name change to American Power Corp. in process), a Nevada corporation ("Buyer"), and Realty Title Company, Inc., a Montana corporation ("Escrow Agent"),

WITNESSETH:

1. Pursuant to the terms and conditions of the Escrow Agreement, entered into this 9th day of April, 2010, by and between JBM, Pace, Buyer and Escrow Agent, the following documents were delivered to the Escrow Agent to be held by it subject to the terms and conditions of said Escrow Agreement.

a. Quit Claim Deed dated April 9, 2010, from JBM to Buyer
                       b. Quit Claim Deed dated April 9, 2010, from Pace to Buyer
c. Mortgage and Security Agreement dated April 9, 2010 from Buyer to JBM and Pace

2. Buyer executed and delivered (a) its Promissory Note for $1,750,000 to JBM, and (b) its Promissory Note for $1,950,000 to Pace.

3. Buyer has bank wired $150,000 to the account of JBM in the US Bank in Great Falls, Montana.

4. Buyer and Pace agreed that the 250,000 shares of stock which Buyer was to have delivered to Pace on April 9, 2010, will be delivered to Pace as soon as the reorganization of Buyer is completed which Buyer expects to occur within the next 3-4 weeks. The stock will be mailed to Pace at:

2139 Bybee's Church Road

Palmyra, VA 22963

5. Promptly upon receipt from Buyer of funds for JBM and Pace, Escrow Agent will bank wire all of the funds received from Buyer to either JBM or Pace after deducting any bank wire fees or charges incurred. The bank wire instructions for wiring funds to JBM and Pace are as follows:

A. For JBM Energy Company, LLC

Bank wire $ to:
U.S. Bank

300 Central Avenue
Great Falls, MT 59401

406-455-1077
Bank Routing/ARA Number 092900383 For the account of:
JBM Energy Company, LLC Account No. 1-500-9034-1333
B. For Russell B. Pace, Jr.

Bank wire $ to:
Bank of America

2103 Barracks Road

Charlottesville, VA 22903

434-963-2907
Bank Routing/ARA Number 051000017 For the account of:
Russell B. Pace, Jr.
Margaret A. Pace
Account No. 0041-1036-9763

6.	Bank wire instructions for funds to be bank wired from Buyer to Escrow Agent are set forth in Exhibit A attached hereto.

7.
At closing Escrow Agent will be paid a flat one time fee of $800 to set up and service all payments made under the Escrow Agreement. Any bank wire fees or charges incurred will be deducted from the amounts bank wired to JBM and Pace. Recording fees for recording the documents will be paid to Escrow Agent at closing.

8.
JBM and Buyer agree to amend paragraph 2.a. of the Coal Buy and Sell agreement to give Buyer twenty-four (24) months to complete the drilling and prepare the reserve Study and the Mine Feasibility Study with a Mining Plan (instead of 18 months as presently provided). All other language and provisions in said paragraph 2.a. should remain the same and in full force and effect.

9.	JBM and Buyer agree to amend paragraph 10.a. of the Coal Buy and Sell Agreement by adding at the end of the last sentence of paragraph 10.a. the following:

", and the Buyer's Promissory Note for the remaining balance of $1,250,000 shall be cancelled."

All other language and provisions in said paragraph 10.a. should remain the same and in full force and effect.

10.	Buyer and Pace agree to amend paragraph 9.a. of the Mineral Buy and Sell Agreement by adding the following sentence at the end of paragraph 9.a.

"If Buyer makes timely all payments provided for in paragraph 2 above, and if Buyer becomes entitled to receive the 40% equity interest in JBM as provided for in paragraph
10.a. of the Coal Buy and Sell Agreement, Buyer's Promissory Note to Pace for the remaining balance of $1,250,000 shall be cancelled.

All other language and provisions in said paragraph 9.a. should remain the same and in full force and effect.

11.
Buyer and JBM agree to amend paragraph 10.a. of the Coal Buy and Sell Agreement to provide that if JBM, at its option deems the Coal Agreement terminated, null, void and no further force and effect, at which time Buyer shall have no further rights or liabilities under the Coal Agreement or the Promissory Note issued by Buyer thereunder, and all payments made by Buyer shall be deemed forfeited and non-refundable.

All other language and provisions in said paragraph 10.a. shall remain the same in full force and effect.

12. Buyer and Pace agree to amend paragraph 9.a. of the Mineral Buy and Sell Agreement to provide that if Pace, at his option deems the Mineral Agreement terminated, null, void and no further force and effect, at which time Buyer shall have no further rights or liabilities under the Mineral Agreement or the Promissory Note issued by Buyer thereunder, and all payments made by Buyer shall be deemed forfeited and non-refundable.

All other language and provisions in said paragraph 9.a. shall remain the same and in full force and effect.

Executed as of this 9th day of April, 2010.

By:		BUYER: Teen Glow Makeup, Inc. {name change to American Power 'Corp. in process) By:

	/s/ Russell B. Pace, Jr.	/s/ Johannes Petersen
	Russell B. Pace, Jr.	Johannes Petersen
	Individually	President

                             ESCROW AGENT
JBM Energy Company, LLC                                                                                                     Realty Title Company, Inc.

By:		By:
/s/ Russell B. Pace, Jr.
                   Russell B. Pace, Jr.
                   Sole Manager

EXHIBIT A TO CLOSING

REALTY TITLE COMPANY
201 6th Street South
Lewistown, MT 59457
(406) 535-2326/8176 Phone
(406) 535-5184 Fax
e-mail: rtc@midrivers.com

WIRE TRANSFER ROUTING INSTRUCTIONS

TO BE ASSURED OF PROMPT PROCESSING OF YOUR INCOMING WIRES PLEASE PROVIDE THE FOLLOWING INSTRUCTIONS TO THE INITIATING BANK:

RECEIVING BANK: (Field 3400)

First Bank of Montana 224 W. Main Street Lewistown, MT 59457
(406) 538-7471

ABA ROUTING TRANSIT NUMBER 092900736

BENFICIARY INFORMATION(BNF) (Field 4100)

ACCOUNT # 5083121086
ACCOUNT NAME	REALTY TITLE COMPANY, INC. TRUST ACCOUNT
ORIGINATOR TO BENEFICIARY INFORMATION (OBI) (Field 6000) Customer name:

Please request the receiving Bank notify Realty Title Company upon receipt at (406) 535-2326 or FAX (406)-535-5184.